Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d–1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with such other undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13G (including any amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of US Ecology, Inc. beneficially owned by each of them, and agrees that this Joint Filing Agreement be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned executed this Joint Filing Agreement as of November 12, 2019.

JFL-NRC-SES Partners, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-NRC Partners, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-NRC (JA) Holdings, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-NRC Int. (JA) Holdings, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-SES Partners, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-SES Holdings, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-SES (JA) Holdings, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-SES Int. (JA) Holdings, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL AIV Investors III-JA, L.P.
By: JFL GP Investors III, LLC
Its: General Partner

By:	/s/ David Rattner, attorney-in-fact
Name:	David Rattner

JFL GP Investors III, LLC

By:	/s/ David Rattner, attorney-in-fact
Name:	David Rattner

JFL GP Investors IV, LLC

By:	/s/ David Rattner, attorney-in-fact
Name:	David Rattner

JFL Equity Investors IV, L.P.
By: JFL GP Investors IV, LLC
Its: General Partner

By:	/s/ David Rattner, attorney-in-fact
Name:	David Rattner

JFL-NRCG Holdings III, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-NRCG Holdings IV, LLC

By:	/s/ David Rattner
Name:	David Rattner
Title:	Secretary

JFL-NRCG Annex Fund, LP
By: JFL GP Investors III, LLC
Its: General Partner

By:	/s/ David Rattner, attorney-in-fact
Name:	David Rattner